UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
Hedged Equity & Income Fund

Ticker: HEQ

Semiannual report 6/30/14

John Hancock INVESTMENTS

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. This fixed amount was based upon an annual distribution rate of 8.00% of the fund’s net asset value (NAV) of $18.80 on August 31, 2013 at the time the Plan was last amended. The fund may make additional distributions: (i) for purposes of not incurring federal income tax on the fund of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan will be subject to periodic review by the fund’s Board of Trustees.

You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at NAV is presented in the Financial highlights.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Semiannual report | Hedged Equity & Income Fund

Portfolio summary

Top 10 Holdings (16.8% of Net Assets on 6-30-14)[1,2]

Roche Holding AG	2.1%	Microsoft Corp.	1.7%

Merck & Company, Inc.	2.0%	PNC Financial Services Group, Inc.	1.6%

Chevron Corp.	1.9%	Johnson & Johnson	1.3%

Maxim Integrated Products, Inc.	1.8%	British American Tobacco PLC	1.3%

JPMorgan Chase & Company	1.8%	Marsh & McLennan Companies, Inc.	1.3%

Sector Composition[1,3]

Financials	22.4%	Materials	8.3%

Information Technology	12.7%	Consumer Staples	5.5%

Health Care	11.1%	Telecommunication Services	5.4%

Industrials	9.8%	Utilities	3.7%

Energy	9.4%	Short-Term Investments & Other	2.7%

Consumer Discretionary	9.0%

Portfolio Composition[1]

Common Stocks	82.9%	Convertible Bonds	0.2%

Corporate Bonds	13.3%	Preferred Securities	0.1%

Term Loans	0.8%	Short-Term Investments & Other	2.7%

1 As a percentage of net assets on 6-30-14.

2 Cash and cash equivalents are not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Semiannual report | Hedged Equity & Income Fund	7

Fund’s investments

As of 6-30-14 (unaudited)

	Shares	Value
Common Stocks 82.9%		$225,079,845

(Cost $199,935,420)

Consumer Discretionary 6.3%		17,114,861

Auto Components 1.0%

Delphi Automotive PLC	7,700	529,297

Exedy Corp.	7,500	223,224

Keihin Corp.	16,500	262,371

NOK Corp.	12,800	257,372

The Goodyear Tire & Rubber Company	15,300	425,034

Tokai Rika Company, Ltd.	14,300	287,271

Tokai Rubber Industries, Ltd.	15,700	178,006

Topre Corp.	4,300	58,465

Toyoda Gosei Company, Ltd.	16,700	347,144

Toyota Boshoku Corp.	24,100	255,071

Automobiles 0.4%

Honda Motor Company, Ltd.	8,400	293,116

Peugeot SA (I)	33,571	496,704

Renault SA	3,920	354,347

Distributors 0.0%

Doshisha Company, Ltd.	6,400	112,826

Diversified Consumer Services 0.1%

Allstar Co-Invest LLC (I)(R)	236,300	257,567

Hotels, Restaurants & Leisure 0.5%

Mandarin Oriental International, Ltd.	98,000	186,832

McDonald’s Corp.	11,410	1,149,443

Household Durables 0.8%

Alpine Electronics, Inc.	13,500	190,392

Funai Electric Company, Ltd.	19,400	195,689

Newell Rubbermaid, Inc.	27,200	842,928

PulteGroup, Inc.	49,800	1,003,968

Internet & Catalog Retail 0.1%

Home Retail Group PLC	37,935	114,623

Media 1.3%

Clear Media, Ltd.	105,000	100,534

Gendai Agency, Inc.	6,700	45,314

Metropole Television SA	9,954	202,209

ProSiebenSat.1 Media AG	19,251	856,843

8	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

	Shares	Value
Media (continued)

Proto Corp.	7,300	$107,724

The Interpublic Group of Companies, Inc.	16,000	312,160

Tri-Stage, Inc.	4,700	56,989

WPP PLC	87,322	1,902,910

Multiline Retail 0.2%

Mothercare PLC (I)	24,116	98,615

New World Department Store China, Ltd.	232,000	93,376

Nordstrom, Inc.	4,500	305,685

Specialty Retail 1.5%

Adastria Holdings Company, Ltd.	10,400	244,123

GNC Holdings, Inc., Class A	6,700	228,470

Honeys Company, Ltd.	13,230	126,735

Nishimatsuya Chain Company, Ltd.	21,000	185,567

Pal Company, Ltd.	6,900	163,950

Ross Stores, Inc.	6,800	449,684

Shimamura Company, Ltd.	2,400	236,241

The Home Depot, Inc.	27,339	2,213,365

Xebio Company, Ltd.	11,200	219,692

Textiles, Apparel & Luxury Goods 0.4%

Daphne International Holdings, Ltd.	458,000	179,638

Hanesbrands, Inc.	4,000	393,760

Ralph Lauren Corp.	2,300	369,587

Consumer Staples 5.2%		13,969,287

Beverages 0.5%

Diageo PLC, ADR	9,296	1,183,102

Food & Staples Retailing 0.1%

Cawachi, Ltd.	8,500	162,405

Delhaize Group SA	2,662	180,130

Food Products 2.3%

Ebro Foods SA	23,835	529,564

GrainCorp., Ltd.	20,116	159,257

Ingredion, Inc.	9,876	741,095

Kraft Foods Group, Inc.	46,388	2,780,961

Unilever NV	18,488	809,276

Unilever NV — NY Shares	29,230	1,279,105

Household Products 0.6%

The Procter & Gamble Company	19,600	1,540,364

Personal Products 0.1%

Oriflame Cosmetics SA	7,474	174,004

Tobacco 1.6%

British American Tobacco PLC	59,921	3,565,425

Philip Morris International, Inc.	10,255	864,599

See notes to financial statements	Semiannual report | Hedged Equity & Income Fund	9

	Shares	Value
Energy 8.2%		$22,341,757

Energy Equipment & Services 0.8%

Baker Hughes, Inc.	10,900	811,505

National Oilwell Varco, Inc.	8,400	691,740

Trican Well Service, Ltd.	45,300	731,474

Oil, Gas & Consumable Fuels 7.4%

BP PLC	126,513	1,114,063

Canadian Natural Resources, Ltd.	15,700	720,787

Chevron Corp.	39,710	5,184,141

Denbury Resources, Inc.	18,400	339,664

Encana Corp.	11,800	279,560

Energy Resources of Australia, Ltd. (I)	38,179	44,049

Eni SpA	26,536	725,751

Exxon Mobil Corp.	21,651	2,179,823

Gazprom OAO, ADR	43,079	375,433

HRT Participacoes em Petroleo SA (I)	37,300	20,089

Inpex Corp.	27,500	418,335

Japan Petroleum Exploration Company	5,400	225,275

Marathon Oil Corp.	21,310	850,695

Occidental Petroleum Corp.	10,647	1,092,702

Oil India, Ltd.	10,650	103,641

Painted Pony Petroleum, Ltd. (I)	14,600	186,767

PetroChina Company, Ltd., H Shares	1,052,000	1,322,039

Petroleo Brasileiro SA, ADR	20,385	298,233

Suncor Energy, Inc.	48,473	2,066,404

Talisman Energy, Inc.	21,900	231,509

Total SA	29,893	2,162,748

Valero Energy Corp.	3,300	165,330

Financials 20.3%		55,011,112

Banks 9.2%

Allahabad Bank	51,618	124,421

Banca Popolare dell’Emilia Romagna SC (I)	13,255	119,594

Banco Bilbao Vizcaya Argentaria SA	105,347	1,342,691

Banco Espirito Santo SA (I)	91,233	75,062

Banco Popular Espanol SA	17,304	115,597

BankUnited, Inc.	10,006	335,001

Barclays PLC	201,630	734,493

BNP Paribas SA	7,112	483,323

Canara Bank	19,417	149,133

Corporation Bank	14,209	93,345

Dah Sing Financial Holdings, Ltd.	33,200	175,419

HSBC Holdings PLC	305,968	3,104,067

JPMorgan Chase & Company	83,126	4,789,720

KB Financial Group, Inc.	6,785	235,791

M&T Bank Corp.	3,420	424,251

Mitsubishi UFJ Financial Group, Inc.	331,000	2,031,914

PNC Financial Services Group, Inc.	47,970	4,271,729

Shinhan Financial Group Company, Ltd.	3,783	174,534

10	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

	Shares	Value
Banks (continued)

Societe Generale SA	7,496	$393,110

Standard Chartered PLC	26,371	539,025

Sumitomo Mitsui Financial Group, Inc.	10,300	432,156

Svenska Handelsbanken AB, Class A	16,992	830,901

The Eighteenth Bank, Ltd.	46,000	119,420

The Higashi-Nippon Bank, Ltd.	31,000	78,999

The Oita Bank, Ltd.	24,000	86,747

The Tochigi Bank, Ltd.	26,000	111,407

The Yamanashi Chuo Bank, Ltd.	20,000	94,786

UniCredit SpA	44,876	375,225

Wells Fargo & Company	52,701	2,769,965

Zions Bancorporation	15,100	444,997

Capital Markets 2.3%

Ameriprise Financial, Inc.	2,900	348,000

Ares Capital Corp.	26,800	478,648

BlackRock, Inc.	7,890	2,521,644

Henderson Group PLC	314,521	1,294,556

Julius Baer Group, Ltd. (I)	5,047	207,933

LPL Financial Holdings, Inc.	10,400	517,296

Northern Trust Corp.	4,500	288,945

UBS AG (I)	17,400	319,020

Uranium Participation Corp. (I)	35,700	162,265

Consumer Finance 0.0%

Manappuram Finance, Ltd.	310,299	121,252

Diversified Financial Services 0.7%

Bolsas y Mercados Espanoles SA	20,666	986,473

ING Groep NV (I)	34,560	484,963

Intercontinental Exchange Group, Inc.	2,400	453,360

Insurance 6.1%

ACE, Ltd.	22,585	2,342,065

Ageas	9,509	379,230

Argo Group International Holdings, Ltd.	6,800	347,548

Catlin Group, Ltd.	16,031	146,702

Delta Lloyd NV	72,588	1,842,974

Marsh & McLennan Companies, Inc.	65,951	3,417,581

MetLife, Inc.	45,153	2,508,701

Muenchener Rueckversicherungs AG	3,689	816,923

Principal Financial Group, Inc.	3,800	191,824

Reinsurance Group of America, Inc.	4,200	331,380

Storebrand ASA (I)	45,671	256,942

Swiss Re AG (I)	2,420	215,179

T&D Holdings, Inc.	36,700	499,177

The Dai-ichi Life Insurance Company, Ltd.	20,000	298,053

Tokio Marine Holdings, Inc.	14,700	483,832

Tongyang Life Insurance	11,680	112,318

Unum Group	14,700	510,972

Zurich Insurance Group AG (I)	5,761	1,735,133

See notes to financial statements	Semiannual report | Hedged Equity & Income Fund	11

	Shares	Value
Real Estate Investment Trusts 1.3%

Blackstone Mortgage Trust, Inc., Class A	28,000	$812,000

British Land Company PLC	8,524	102,421

Equity Lifestyle Properties, Inc.	5,000	220,800

ICADE	8,342	894,202

Plum Creek Timber Company, Inc.	4,900	220,990

Two Harbors Investment Corp.	32,400	339,552

Weyerhaeuser Company	24,800	820,632

Real Estate Management & Development 0.7%

Castellum AB	57,769	1,023,961

Deutsche Annington Immobilien SE	5,545	163,036

Deutsche Wohnen AG	34,159	735,806

Health Care 9.7%		26,283,890

Biotechnology 0.1%

Sinovac Biotech, Ltd. (I)	26,145	147,458

Health Care Equipment & Supplies 0.3%

Covidien PLC	4,900	441,882

Zimmer Holdings, Inc.	3,300	342,738

Health Care Providers & Services 0.5%

Aetna, Inc.	11,200	908,096

AmerisourceBergen Corp.	6,000	435,960

Health Care Technology 0.0%

AGFA–Gevaert NV (I)	41,534	121,764

Life Sciences Tools & Services 0.0%

CMIC Holdings Company, Ltd.	7,600	124,370

Pharmaceuticals 8.8%

Almirall SA (I)	52,577	852,729

AstraZeneca PLC	29,423	2,189,001

Bristol-Myers Squibb Company	37,897	1,838,383

Daiichi Sankyo Company, Ltd.	69,100	1,291,599

Eisai Company, Ltd.	29,300	1,229,584

H. Lundbeck A/S	8,935	219,858

Johnson & Johnson	34,289	3,587,315

Merck & Company, Inc.	94,428	5,462,660

Ono Pharmaceutical Company, Ltd.	6,000	527,155

Roche Holding AG	19,382	5,774,999

Shionogi & Company, Ltd.	21,300	444,885

Takeda Pharmaceutical Company, Ltd.	7,400	343,454

Industrials 8.4%		22,825,081

Aerospace & Defense 1.1%

Curtiss-Wright Corp.	4,200	275,352

Thales SA	6,789	410,493

United Technologies Corp.	19,102	2,205,326

Air Freight & Logistics 0.8%

Deutsche Post AG	22,980	829,461

PostNL NV (I)	78,434	370,438

United Parcel Service, Inc., Class B	9,756	1,001,551

12	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

	Shares	Value
Airlines 0.3%

Aer Lingus Group PLC	47,500	$94,010

Delta Air Lines, Inc.	9,000	348,480

Qantas Airways, Ltd. (I)	292,197	347,586

Building Products 0.4%

Cie de Saint-Gobain	8,193	462,267

Fortune Brands Home & Security, Inc.	8,800	351,384

Owens Corning	8,400	324,912

Commercial Services & Supplies 0.0%

Aeon Delight Company, Ltd.	5,500	132,923

Construction & Engineering 0.1%

Raubex Group, Ltd.	69,639	148,393

Electrical Equipment 2.1%

Eaton Corp. PLC	28,359	2,188,748

Futaba Corp.	5,500	94,243

Saft Groupe SA	4,631	177,575

Schneider Electric SE	30,425	2,868,877

Ushio, Inc.	20,400	262,886

Zumtobel AG	5,529	128,971

Industrial Conglomerates 1.4%

3M Company	8,386	1,201,211

General Electric Company	33,500	880,380

Koninklijke Philips NV	13,132	416,787

Rheinmetall AG	4,745	335,534

Siemens AG	6,727	888,194

Machinery 0.7%

Dover Corp.	4,400	400,180

Fuji Machine Manufacturing Company, Ltd.	20,400	178,273

Hisaka Works, Ltd.	11,000	101,983

Koenig & Bauer AG (I)	2,743	45,588

Pentair PLC	6,900	497,628

Star Micronics Company, Ltd.	8,700	124,110

The Japan Steel Works, Ltd.	24,000	105,352

Toshiba Machine Company, Ltd.	41,000	190,798

Vallourec SA	6,903	309,435

Professional Services 0.3%

Adecco SA (I)	4,814	396,163

en-japan, Inc.	7,500	160,120

Hays PLC	100,521	251,254

USG People NV	8,121	123,539

Trading Companies & Distributors 0.6%

Grafton Group PLC	9,449	93,736

Mitsubishi Corp.	18,200	378,822

NOW, Inc. (I)	2,100	76,041

Rexel SA	30,474	712,712

SIG PLC	56,935	183,731

Yamazen Corp.	9,100	68,970

See notes to financial statements	Semiannual report | Hedged Equity & Income Fund	13

	Shares	Value
Transportation Infrastructure 0.6%

Hamburger Hafen und Logistik AG	6,567	$174,292

Jiangsu Expressway Company, Ltd., H Shares	1,266,000	1,506,372

Information Technology 11.2%		30,385,879

Communications Equipment 0.6%

Cisco Systems, Inc.	61,258	1,522,261

Electronic Equipment, Instruments & Components 0.7%

Avnet, Inc.	20,100	890,631

Dai-ichi Seiko Company, Ltd.	10,000	171,522

Hosiden Corp.	32,000	199,703

Kingboard Laminates Holdings, Ltd.	381,500	144,292

Mitsumi Electric Company, Ltd.	16,700	120,947

Nichicon Corp.	23,600	192,591

Orbotech, Ltd. (I)	12,365	187,701

Internet Software & Services 0.1%

Dena Company, Ltd.	14,600	197,551

Dropbox, Inc. (I)(R)	8,162	137,856

IT Services 0.9%

Alten SA	4,181	198,654

Booz Allen Hamilton Holding Corp.	7,100	150,804

Cap Gemini SA	6,884	491,268

Devoteam SA	2,300	54,112

Fujitsu, Ltd.	78,000	584,442

GFI Informatique SA	4,975	47,043

Groupe Steria SCA	12,151	318,455

Itochu Techno-Solutions Corp.	6,000	260,815

NET One Systems Company, Ltd.	24,200	168,014

Sopra Group SA	1,049	114,927

Zuken, Inc.	6,900	68,994

Semiconductors & Semiconductor Equipment 5.4%

Analog Devices, Inc.	22,400	1,211,168

Avago Technologies, Ltd.	5,600	403,592

Dainippon Screen Manufacturing Company, Ltd.	61,000	285,402

Intel Corp.	106,413	3,288,162

Kontron AG (I)	16,754	114,199

Lam Research Corp.	10,400	702,832

Marvell Technology Group, Ltd.	23,100	331,023

Maxim Integrated Products, Inc.	144,873	4,898,156

Micronas Semiconductor Holding AG (I)	19,174	168,537

Mimasu Semiconductor Industry Company, Ltd.	15,600	144,560

Miraial Company, Ltd.	9,500	172,536

Rohm Company, Ltd.	6,000	344,129

Shinkawa, Ltd.	17,400	84,179

Shinko Electric Industries Company, Ltd.	38,500	350,681

Skyworks Solutions, Inc.	17,400	817,104

Taiwan Semiconductor Manufacturing Company, Ltd., ADR	50,900	1,088,751

Tokyo Seimitsu Company, Ltd.	13,700	246,572

14	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

	Shares	Value
Software 2.5%

Activision Blizzard, Inc.	34,500	$769,350

Alpha Systems, Inc.	2,000	30,746

DTS Corp.	5,900	109,629

Microsoft Corp.	111,686	4,657,306

Nintendo Company, Ltd.	2,100	252,183

NSD Company, Ltd.	6,700	88,191

Symantec Corp.	40,777	933,793

Technology Hardware, Storage & Peripherals 1.0%

Apple, Inc.	2,100	195,153

Canon, Inc.	14,500	473,889

Compal Electronics, Inc.	305,000	249,653

Japan Digital Laboratory Company, Ltd.	8,200	144,968

Melco Holdings, Inc.	11,800	239,502

SanDisk Corp.	10,000	1,044,300

Western Digital Corp.	3,500	323,050

Materials 7.1%		19,334,485

Chemicals 3.4%

Akzo Nobel NV	12,200	914,747

Cabot Corp.	7,000	405,930

E.I. du Pont de Nemours & Company	22,500	1,472,400

Fujimi, Inc.	12,000	168,442

Hitachi Chemical Company, Ltd.	19,100	316,225

Israel Chemicals, Ltd.	57,100	489,236

JSR Corp.	16,200	278,122

Methanex Corp.	10,200	630,156

Methanex Corp.	16,600	1,026,289

Mitsui Chemicals, Inc.	105,000	287,292

Nitto Denko Corp.	6,400	299,785

PTT Global Chemical PCL	502,800	1,045,725

Shin-Etsu Polymer Company, Ltd.	27,200	133,766

Sumitomo Bakelite Company, Ltd.	64,000	254,084

The Dow Chemical Company	28,657	1,474,689

Construction Materials 0.7%

Buzzi Unicem SpA	14,616	245,772

CRH PLC	12,311	315,601

Holcim, Ltd. (I)	2,103	184,722

Lafarge SA	14,223	1,236,820

Containers & Packaging 0.1%

AMVIG Holdings, Ltd.	300,000	105,412

Ball Corp.	4,100	256,988

Metals & Mining 1.5%

Aichi Steel Corp.	6,000	23,946

Anglo American PLC	18,757	459,703

Barrick Gold Corp.	14,300	261,864

BHP Billiton PLC	26,804	871,371

Centerra Gold, Inc.	35,800	225,794

Chubu Steel Plate Company, Ltd.	10,900	48,351

See notes to financial statements	Semiannual report | Hedged Equity & Income Fund	15

	Shares	Value
Metals & Mining (continued)

Eldorado Gold Corp.	34,701	$265,116

Impala Platinum Holdings, Ltd.	30,489	307,306

Kinross Gold Corp. (I)	73,587	304,650

Lonmin PLC (I)	71,391	289,809

Maruichi Steel Tube, Ltd.	3,600	96,688

Neturen Company, Ltd.	6,500	49,640

Northern Dynasty Minerals, Ltd. (I)	16,500	13,762

Resolute Mining, Ltd. (I)	219,656	129,572

Salzgitter AG	7,060	297,786

Tokyo Steel Manufacturing Company, Ltd.	9,100	47,642

Yamato Kogyo Company, Ltd.	7,700	226,039

Yodogawa Steel Works, Ltd.	12,000	53,278

Paper & Forest Products 1.4%

International Paper Company	66,500	3,356,255

Norbord, Inc.	18,900	463,710

Telecommunication Services 3.4%		9,352,204

Diversified Telecommunication Services 3.0%

KT Corp.	10,132	305,813

Magyar Telekom Telecommunications PLC (I)	113,104	171,505

Nippon Telegraph & Telephone Corp.	43,900	2,736,192

Orange SA	22,990	363,755

Telefonica SA	28,810	494,606

Telenor ASA	69,268	1,577,125

Verizon Communications, Inc.	54,511	2,667,032

Wireless Telecommunication Services 0.4%

NTT DOCOMO, Inc.	17,900	305,567

Vodafone Group PLC	218,596	730,609

Utilities 3.1%		8,461,289

Electric Utilities 1.1%

Edison International	15,300	889,083

NRG Yield, Inc., Class A	10,800	562,140

The Southern Company	10,700	485,566

Xcel Energy, Inc.	34,000	1,095,820

Gas Utilities 0.8%

Snam SpA	22,807	137,365

UGI Corp.	43,072	2,175,136

Independent Power and Renewable Electricity Producers 0.3%

NTPC, Ltd.	58,354	151,262

Pattern Energy Group, Inc.	18,700	619,157

Multi-Utilities 0.9%

E.ON SE	12,828	264,456

GDF Suez	19,680	542,215

National Grid PLC	58,075	836,094

PG&E Corp.	7,700	369,754

RWE AG	7,770	333,241

16	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

			Shares	Value
Preferred Securities 0.1%				$206,147

(Cost $168,846)

Consumer Discretionary 0.1%				206,147

Auto Components 0.1%

Mobileye (I)(R)			4,838	206,147

		Maturity
	Rate (%)	date	Par value^	Value
Corporate Bonds 13.3%				$36,136,105

(Cost $35,227,482)

Consumer Discretionary 2.4%				6,571,701

Automobiles 0.1%

Chrysler Group LLC	8.250	06-15-21	230,000	259,900

General Motors Company (S)	4.875	10-02-23	115,000	121,038

Diversified Consumer Services 0.2%

Service Corp. International	7.625	10-01-18	125,000	146,563

The ServiceMaster Company	7.000	08-15-20	310,000	329,763

Hotels, Restaurants & Leisure 0.3%

CEC Entertainment, Inc. (S)	8.000	02-15-22	200,000	207,000

NH Hoteles SA (S)	6.875	11-15-19	EUR 235,000	352,709

PC Nextco Holdings LLC, PIK (S)	8.750	08-15-19	150,000	153,188

Household Durables 0.2%

K Hovnanian Enterprises, Inc. (S)	7.000	01-15-19	25,000	25,500

K Hovnanian Enterprises, Inc. (S)	9.125	11-15-20	125,000	139,375

KB Home	7.000	12-15-21	375,000	408,750

Lennar Corp.	4.750	11-15-22	125,000	124,375

Leisure Products 0.1%

Carlson Wagonlit BV	7.500	06-15-19	EUR 200,000	298,234

Media 1.4%

AMC Entertainment, Inc.	9.750	12-01-20	185,000	210,900

CCO Holdings LLC	5.125	02-15-23	5,000	5,025

CCO Holdings LLC	5.250	09-30-22	5,000	5,081

CCO Holdings LLC	5.750	09-01-23	35,000	36,269

CCO Holdings LLC	7.375	06-01-20	255,000	277,950

DISH DBS Corp.	6.750	06-01-21	170,000	193,800

DISH DBS Corp.	7.875	09-01-19	440,000	522,500

Gannett Company, Inc. (S)	5.125	10-15-19	380,000	393,300

Getty Images, Inc. (S)	7.000	10-15-20	230,000	210,738

Gray Television, Inc.	7.500	10-01-20	280,000	301,700

Harron Communications LP (S)	9.125	04-01-20	90,000	100,350

Nara Cable Funding, Ltd.	8.875	12-01-18	EUR 280,000	409,292

Sirius XM Radio, Inc. (S)	4.250	05-15-20	100,000	98,625

TVN Finance Corp. III AB	7.375	12-15-20	EUR 130,000	201,150

Unitymedia Hessen GmbH & Company KG	5.500	09-15-22	EUR 360,000	532,384

Unitymedia Hessen GmbH & Company KG	5.750	01-15-23	EUR 125,000	186,567

See notes to financial statements	Semiannual report | Hedged Equity & Income Fund	17

		Maturity
	Rate (%)	date	Par value^	Value
Specialty Retail 0.1%

GRD Holdings III Corp. (S)	10.750	06-01-19	185,000	$207,200

Michaels Stores, Inc. (S)	5.875	12-15-20	110,000	112,475

Consumer Staples 0.3%				$759,375

Food & Staples Retailing 0.1%

Aramark Services, Inc.	5.750	03-15-20	280,000	296,100

Household Products 0.1%

The Sun Products Corp. (S)	7.750	03-15-21	145,000	126,150

Personal Products 0.1%

Hypermarcas SA	6.500	04-20-21	310,000	337,125

Energy 1.0%				2,755,060

Energy Equipment & Services 0.1%

Seadrill, Ltd. (S)	6.125	09-15-17	200,000	210,500

Oil, Gas & Consumable Fuels 0.9%

Antero Resources Finance Corp.	6.000	12-01-20	300,000	321,750

Bonanza Creek Energy, Inc.	6.750	04-15-21	100,000	107,000

Borets Finance, Ltd.	7.625	09-26-18	200,000	201,000

Cimarex Energy Company	4.375	06-01-24	25,000	25,500

Concho Resources, Inc.	5.500	10-01-22	70,000	75,338

Diamondback Energy, Inc. (S)	7.625	10-01-21	120,000	132,000

El Paso LLC	7.250	06-01-18	305,000	347,319

EP Energy LLC	9.375	05-01-20	180,000	206,100

Petroleos de Venezuela SA	8.500	11-02-17	5,000	4,632

Petroleos de Venezuela SA	9.000	11-17-21	90,000	76,491

Range Resources Corp.	5.000	08-15-22	35,000	37,100

Rosetta Resources, Inc.	5.625	05-01-21	320,000	329,200

Rosetta Resources, Inc.	5.875	06-01-22	70,000	73,150

Seventy Seven Energy, Inc. (S)	6.500	07-15-22	35,000	35,875

Tullow Oil PLC (S)	6.250	04-15-22	350,000	363,125

YPF SA	8.750	04-04-24	100,000	104,490

YPF SA (S)	8.750	04-04-24	100,000	104,490

Financials 2.0%				5,488,769

Banks 1.2%

Banco Bilbao Vizcaya Argentaria SA (7.000%
to 2-19-19, then 5 year Euro Swap Rate
+ 6.155%) (Q)	7.000	02-19-19	EUR 400,000	579,214

Banco Espirito Santo SA	5.875	11-09-15	EUR 100,000	138,474

Banco Santander SA (6.250% to 3-12-19, then
5 year Euro Swap Rate + 5.410%) (Q)	6.250	03-12-19	EUR 100,000	141,028

Bank of Ireland	10.000	07-30-16	EUR 140,000	212,789

Barclays PLC (6.500% to 9-15-19, then 5 year
Euro Swap Rate + 5.875%) (Q)	6.500	09-15-19	EUR 200,000	275,914

Barclays PLC (8.250% to 12-15-18, then 5 year
U.S. Swap Rate + 6.705%) (Q)	8.250	12-15-18	200,000	212,000

BPCE SA (6.117% to 10-30-17, then 3 month
EURIBOR + 2.370%) (Q)	6.117	10-30-17	EUR 50,000	75,996

Intesa Sanpaolo SpA (8.375% to 10-14-19,
then 3 month EURIBOR + 6.871%) (Q)	8.375	10-14-19	EUR 100,000	163,914

18	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Banks (continued)

Lloyds Banking Group PLC (6.375% to
6-27-20, then 5 year Euro Swap Rate
+ 5.290%) (Q)	6.375	06-27-20	EUR 200,000	$291,250

Royal Bank of Scotland Group PLC (7.640% to
9-30-17, then 3 month LIBOR + 2.320%) (Q)	7.640	09-30-17	300,000	319,500

Royal Bank of Scotland PLC	4.350	01-23-17	EUR 100,000	144,290

Societe Generale SA (6.750% to 4-7-21,
then 5 year U.S. Swap Rate + 5.538%) (Q)	6.750	04-07-21	EUR 150,000	215,665

Societe Generale SA (8.250% to 11-29-18,
then 5 year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	470,000	511,313

Capital Markets 0.1%

Credit Suisse Group AG (7.500% to 12-11-23,
then 5 year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23	200,000	221,380

Diversified Financial Services 0.5%

Kerneos Tech Group SAS (S)	5.750	03-01-21	EUR 145,000	206,490

Nationstar Mortgage LLC	6.500	08-01-18	400,000	411,000

Nuveen Investments, Inc. (S)	9.125	10-15-17	140,000	151,725

Provident Funding Associates LP (S)	6.750	06-15-21	410,000	415,125

TMX Finance LLC (S)	8.500	09-15-18	290,000	307,400

Insurance 0.2%

Hartford Financial Services Group, Inc. (8.125%
to 6-15-18, then 3 month LIBOR + 4.6025%)	8.125	06-15-38	240,000	283,800

Nationwide Building Society (6.875% to
6-20-19, then 5 year British Pound Swap Rate
+ 4.880%) (Q)	6.875	06-20-19	GBP 120,000	210,502

Health Care 1.4%				3,812,155

Health Care Equipment & Supplies 0.3%

Alere, Inc.	6.500	06-15-20	190,000	199,500

Biomet, Inc.	6.500	08-01-20	120,000	129,300

Ontex IV SA	9.000	04-15-19	EUR 320,000	473,230

Health Care Providers & Services 0.9%

Community Health Systems, Inc. (S)	6.875	02-01-22	470,000	498,200

Community Health Systems, Inc.	7.125	07-15-20	275,000	298,719

Envision Healthcare Corp. (S)	5.125	07-01-22	85,000	85,744

HCA Holdings, Inc.	6.250	02-15-21	370,000	397,288

HCA, Inc.	6.500	02-15-20	360,000	405,000

MPH Acquisition Holdings LLC (S)	6.625	04-01-22	140,000	146,650

Tenet Healthcare Corp. (S)	5.000	03-01-19	195,000	197,681

Tenet Healthcare Corp.	8.125	04-01-22	275,000	318,313

WellCare Health Plans, Inc.	5.750	11-15-20	95,000	101,175

Health Care Technology 0.1%

Cegedim SA	6.750	04-01-20	EUR 100,000	149,155

Pharmaceuticals 0.1%

Pinnacle Merger Sub, Inc. (S)	9.500	10-01-23	120,000	133,350

Salix Pharmaceuticals, Ltd. (S)	6.000	01-15-21	260,000	278,850

See notes to financial statements	Semiannual report | Hedged Equity & Income Fund	19

		Maturity
	Rate (%)	date	Par value^	Value
Industrials 1.2%				$3,208,791

Building Products 0.2%

Associated Materials LLC	9.125	11-01-17	175,000	181,563

Ply Gem Industries, Inc. (S)	6.500	02-01-22	330,000	318,450

Commercial Services & Supplies 0.1%

Casella Waste Systems, Inc.	7.750	02-15-19	110,000	114,950

Quad/Graphics, Inc. (S)	7.000	05-01-22	190,000	190,000

Construction & Engineering 0.2%

Abengoa Finance SAU (S)	7.750	02-01-20	400,000	445,500

Aguila 3 SA (S)	7.875	01-31-18	185,000	195,175

Electrical Equipment 0.2%

CeramTec Group GmbH	8.250	08-15-21	EUR 275,000	415,155

Industrial Conglomerates 0.1%

Tenedora Nemak SA de CV	5.500	02-28-23	200,000	$203,500

Machinery 0.1%

Case New Holland Industrial, Inc.	7.875	12-01-17	240,000	279,600

Trading Companies & Distributors 0.3%

International Lease Finance Corp.	6.250	05-15-19	620,000	694,400

Matalan Finance PLC (S)	6.875	06-01-19	GBP 100,000	170,498

Information Technology 1.5%				3,944,682

Communications Equipment 0.2%

Alcatel-Lucent USA, Inc.	6.450	03-15-29	200,000	198,000

Alcatel-Lucent USA, Inc. (S)	6.750	11-15-20	200,000	213,000

Altice Finco SA (S)	9.000	06-15-23	EUR 100,000	158,702

Electronic Equipment, Instruments & Components 0.1%

CDW LLC	8.500	04-01-19	95,000	102,838

Semiconductors & Semiconductor Equipment 0.3%

Entegris, Inc. (S)	6.000	04-01-22	210,000	216,300

Freescale Semiconductor, Inc. (S)	6.000	01-15-22	465,000	495,225

Freescale Semiconductor, Inc.	8.050	02-01-20	46,000	49,680

Software 0.9%

Activision Blizzard, Inc. (S)	5.625	09-15-21	470,000	506,425

Audatex North America, Inc. (S)	6.000	06-15-21	116,000	123,830

Emdeon, Inc.	11.000	12-31-19	75,000	86,250

First Data Corp. (S)	7.375	06-15-19	185,000	198,644

First Data Corp. (S)	8.250	01-15-21	365,000	399,675

First Data Holdings, Inc., PIK (S)	14.500	09-24-19	284,793	316,476

Infor Software Parent LLC, PIK (S)	7.125	05-01-21	290,000	296,525

Infor US, Inc.	10.000	04-01-19	EUR 200,000	309,462

SunGard Data Systems, Inc.	6.625	11-01-19	260,000	273,650

Materials 1.1%				3,095,484

Chemicals 0.3%

Hexion US Finance Corp.	6.625	04-15-20	50,000	53,000

Ineos Finance PLC (S)	7.500	05-01-20	75,000	81,656

INEOS Group Holdings SA	6.500	08-15-18	EUR 410,000	585,273

20	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Construction Materials 0.3%

Cemex SAB de CV	5.875	03-25-19	550,000	$574,750

HeidelbergCement Finance SA	8.500	10-31-19	EUR 115,000	204,468

Containers & Packaging 0.2%

Ardagh Packaging Finance PLC	9.250	10-15-20	EUR 200,000	298,507

BOE Intermediate Holding Corp., PIK (S)	9.000	11-01-17	214,993	225,474

Metals & Mining 0.2%

AK Steel Corp.	7.625	05-15-20	230,000	236,900

AK Steel Corp.	8.375	04-01-22	95,000	100,700

AuRico Gold, Inc. (S)	7.750	04-01-20	75,000	74,250

United States Steel Corp.	7.375	04-01-20	205,000	226,013

Paper & Forest Products 0.1%

Smurfit Kappa Acquisitions	4.125	01-30-20	EUR 300,000	434,493

Telecommunication Services 2.0%				5,334,420

Diversified Telecommunication Services 1.1%

Altice Financing SA (S)	6.500	01-15-22	EUR 100,000	146,241

Intelsat Jackson Holdings SA	6.625	12-15-22	80,000	83,500

Intelsat Jackson Holdings SA	7.250	04-01-19	195,000	207,431

Intelsat Jackson Holdings SA	7.250	10-15-20	180,000	193,950

Intelsat Luxembourg SA	7.750	06-01-21	255,000	269,981

Level 3 Financing, Inc. (S)	6.125	01-15-21	200,000	214,250

Level 3 Financing, Inc.	8.625	07-15-20	165,000	184,800

T-Mobile USA, Inc.	6.464	04-28-19	135,000	142,088

T-Mobile USA, Inc.	6.731	04-28-22	220,000	237,325

UPCB Finance III, Ltd.	6.625	07-01-20	325,000	346,125

Wind Acquisition Finance SA (S)	4.250	07-01-20	EUR 310,000	424,483

Wind Acquisition Finance SA	7.375	02-15-18	EUR 220,000	317,815

Windstream Corp.	7.750	10-15-20	90,000	97,538

Windstream Corp.	7.875	11-01-17	165,000	189,956

Wireless Telecommunication Services 0.9%

MetroPCS Wireless, Inc.	6.625	11-15-20	375,000	400,313

SoftBank Corp. (S)	4.500	04-15-20	400,000	406,500

Sprint Communications, Inc. (S)	9.000	11-15-18	100,000	121,250

Sprint Corp. (S)	7.250	09-15-21	580,000	639,450

Sprint Corp. (S)	7.875	09-15-23	180,000	200,250

Syniverse Holdings, Inc.	9.125	01-15-19	75,000	80,344

VimpelCom Holdings BV	5.200	02-13-19	220,000	220,330

VimpelCom Holdings BV	6.255	03-01-17	200,000	210,500

Utilities 0.4%				1,165,668

Electric Utilities 0.4%

DPL, Inc.	7.250	10-15-21	295,000	325,975

Israel Electric Corp., Ltd.	7.250	01-15-19	330,000	374,963

Techem GmbH	6.125	10-01-19	EUR 200,000	295,780

Gas Utilities 0.0%

AmeriGas Finance LLC	6.750	05-20-20	100,000	108,500

Independent Power and Renewable Electricity Producers 0.0%

Dynegy, Inc.	5.875	06-01-23	60,000	60,450

See notes to financial statements	Semiannual report | Hedged Equity & Income Fund	21

		Maturity
	Rate (%)	date	Par value^	Value

Foreign Government Obligations 0.0%				$105,363

(Cost $94,967)

Argentina 0.0%				105,363
Republic of Argentina	8.280	12-31-33	126,183	105,363

Convertible Bonds 0.2%				$486,458

(Cost $487,107)

Consumer Discretionary 0.0%				43,625

Household Durables 0.0%

M/I Homes, Inc.	3.000	03-01-18	40,000	43,625

Energy 0.1%				119,925

Oil, Gas & Consumable Fuels 0.1%

Cobalt International Energy, Inc.	2.625	12-01-19	130,000	119,925

Health Care 0.0%				78,970

Biotechnology 0.0%

Cubist Pharmaceuticals, Inc. (S)	1.875	09-01-20	50,000	57,000

Exelixis, Inc.	4.250	08-15-19	26,000	21,970

Information Technology 0.0%				92,250

Software 0.0%

Verint Systems, Inc.	1.500	06-01-21	90,000	92,250

Materials 0.1%				151,688

Construction Materials 0.1%

Cemex SAB de CV	3.750	03-15-18	100,000	151,688

Term Loans (M) 0.8%				$2,192,697

(Cost $2,156,082)

Consumer Discretionary 0.2%				557,058

Media 0.1%

Tribune Company	4.000	12-27-20	199,000	199,100

Multiline Retail 0.1%

Lands’ End, Inc.	4.250	04-02-21	110,000	109,759

Neiman Marcus Group, Ltd. LLC	4.250	10-26-20	248,752	248,199

Energy 0.1%				292,514

Oil, Gas & Consumable Fuels 0.1%

Arch Coal, Inc.	6.250	05-16-18	298,104	292,514

Financials 0.1%				407,702

Insurance 0.1%

Asurion LLC	4.250	07-08-20	407,994	407,702

Industrials 0.2%				518,689

Construction & Engineering 0.1%

RBS Global, Inc.	4.000	08-21-20	198,500	198,197

Machinery 0.1%

Crosby US Acquisition Corp.	3.196	11-23-20	184,075	183,461

Gardner Denver, Inc.	4.750	07-30-20	EUR 99,499	137,031

22	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Utilities 0.2%				$416,734

Electric Utilities 0.2%

Texas Competitive Electric Holdings
Company LLC	4.651	10-10-17	505,132	416,734

			Par value	Value
Short-Term Investments 1.8%				$4,800,000

(Cost $4,800,000)

Repurchase Agreement 1.8%				4,800,000
Goldman Sachs Tri-Party Repurchase Agreement dated 6-30-14
at 0.100% to be repurchased at $4,800,013 on 7-1-14,
collateralized by $1,934,025 Federal Home Loan Mortgage Corp.,
2.503—5.450% due 5-1-38 to 7-1-43 (valued at $2,050,098,
including interest) and $2,577,843 Federal National Mortgage
Association, 3.500%—5.000% due 11-1-27 to 1-1-42 (valued at
$2,845,903, including interest)			$4,800,000	4,800,000

Total investments (Cost $242,869,904)† 99.1%			$269,006,615

Other assets and liabilities, net 0.9%				$2,532,065

Total net assets 100.0%			$271,538,680

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

^ All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations

EUR — Euro

GBP — Pound Sterling

ADR American Depositary Receipts

EURIBOR Euro Interbank Offered Rate

LIBOR London Interbank Offered Rate

PIK Paid-in-kind

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(R) Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. Holdings in direct placement securities as of 6-30-14 were as follows:

					Value as a
			Beginning	Ending	percentage
	Acquisition	Acquisition	share	share	of fund’s	Value as of
Issuer, Description	date	cost	amount	amount	net assets	6-30-14

Allstar Co-Invest LLC	8-1-11	$240,553	236,300	236,300	0.09%	$257,567
Dropbox, Inc.	5-1-12	$77,258	8,162	8,162	0.05%	$137,856
Mobileye	8-13-13	$168,846	4,838	4,838	0.08%	$206,147

		$486,657				$601,570

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

† At 6-30-14, the aggregate cost of investment securities for federal income tax purposes was $243,431,234. Net unrealized appreciation aggregated $25,575,381, of which $29,191,229 related to appreciated investment securities and $3,615,848 related to depreciated investment securities.

See notes to financial statements	Semiannual report | Hedged Equity & Income Fund	23

Notes to Schedule of Investments

The fund had the following country concentration as a percentage of net assets on 6-30-14:

United States	52.4%
Japan	9.4%
United Kingdom	7.8%
France	5.3%
Switzerland	4.3%
Canada	2.8%
Germany	2.7%
Netherlands	2.6%
Spain	2.2%
Ireland	1.4%
Other Countries	9.1%

Total	100.0%

24	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 6-30-14 (unaudited)

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $242,869,904)	$269,006,615
Cash	88,119
Foreign currency, at value (Cost $130,864)	130,874
Cash held at broker for futures contracts	2,069,513
Receivable for investments sold	2,380,211
Receivable for forward foreign currency exchange contracts	11,811
Dividends and interest receivable	1,176,364
Other receivables and prepaid expenses	13,492

Total assets	274,876,999

Liabilities

Payable for investments purchased	3,176,228
Payable for forward foreign currency exchange contracts	51,596
Payable for futures variation margin	8,700
Foreign capital gains tax payable	28,911
Payable to affiliates
Accounting and legal services fees	1,002
Other liabilities and accrued expenses	71,882

Total liabilities	3,338,319

Net assets	$271,538,680

Net assets consist of

Paid-in capital	$237,672,822
Accumulated distributions in excess of net investment income	(6,646,431)
Accumulated net realized gain (loss) on investments, futures contracts,
written options and foreign currency transactions	15,181,595
Net unrealized appreciation (depreciation) on investments, futures contracts, written options and translation of assets and liabilities in
foreign currencies	25,330,694

Net assets	$271,538,680

Net asset value per share

Based on 13,637,509 shares of beneficial interest outstanding — unlimited
number of shares authorized with $0.01 par value	$19.91

See notes to financial statements	Semiannual report | Hedged Equity & Income Fund	25

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the six-month period ended 6-30-14 (unaudited)

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$4,779,685
Interest	1,157,373
Less foreign taxes withheld	(238,839)

Total investment income	5,698,219

Expenses

Investment management fees	1,331,729
Accounting and legal services fees	21,991
Transfer agent fees	10,265
Trustees’ fees	22,010
Printing and postage	32,084
Professional fees	62,738
Custodian fees	76,069
Stock exchange listing fees	9,421
Other	11,951

Total expenses	1,578,258

Net investment income	4,119,961

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments and foreign currency transactions	8,390,817[1]
Futures contracts	(3,665,852)
Written options	(2,333,153)
2,391,812
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	7,081,653[2]
Futures contracts	893,176
Written options	980,483
8,955,312
Net realized and unrealized gain	11,347,124

Increase in net assets from operations	$15,467,085

1 Net of India foreign taxes of $21,258.

2 Net of $28,911 increase in deferred India foreign withholding taxes.

26	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Six months
	ended	Year
	6-30-14	ended
	(Unaudited)	12-31-13
Increase (decrease) in net assets

From operations
Net investment income	$4,119,961	$1,866,450
Net realized gain	2,391,812	35,802,327
Change in net unrealized appreciation (depreciation)	8,955,312	7,967,229

Increase in net assets resulting from operations	15,467,085	45,636,006

Distributions to shareholders
From net investment income	(10,273,606)[1]	(2,356,116)
From net realized gain	—	(16,114,441)

Total distributions	(10,273,606)	(18,470,557)

From fund share transactions
Repurchased	(1,649,235)	(13,545)

Total increase	3,544,244	27,151,904

Net assets

Beginning of period	267,994,436	240,842,532

End of period	$271,538,680	$267,994,436

Accumulated distributions in excess of net investment income	($6,646,431)	($492,786)

Share activity

Shares outstanding
Beginning of period	13,732,375	13,733,169
Shares repurchased	(94,866)	(794)

End of period	13,637,509	13,732,375

1 A portion of the distributions may be deemed a capital gain distribution at year end.

See notes to financial statements	Semiannual report | Hedged Equity & Income Fund	27

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	6-30-14[1]	12-31-13	12-31-12[2]	10-31-12	10-31-11[3]

Per share operating performance

Net asset value, beginning of period	$19.52	$17.54	$17.60	$16.99	$19.10[4]
Net investment income[5]	0.30[6]	0.14	0.05	0.13	0.02
Net realized and unrealized gain (loss)
on investments	0.83	3.19	0.18	1.68	(1.73)
Total from investment operations	1.13	3.33	0.23	1.81	(1.71)
Less distributions to common shareholders
From net investment income	(0.75)[7]	(0.18)	(0.05)	(0.13)	(0.02)
From net realized gain	—	(1.17)	—	—	—
From tax return of capital	—	—	(0.27)	(1.16)	(0.34)
Total distributions	(0.75)	(1.35)	(0.32)	(1.29)	(0.36)
Anti-dilutive impact of repurchase plan[8]	0.01	—[9]	0.03	0.09	—
Offering costs related to common shares	—	—	—	—	(0.04)
Net asset value, end of period	$19.91	$19.52	$17.54	$17.60	$16.99
Per share market value, end of period	$18.55	$17.07	$15.26	$16.14	$15.18
Total return at net asset value (%)[10]	6.28[11]	20.40	1.71[11]	12.17	(8.98)[11]
Total return at market value (%)[10]	13.23[11]	21.02	(3.51)[11]	15.14	(22.33)[11]

Ratios and supplemental data

Net assets applicable to common shares, end
of period (in millions)	$272	$268	$241	$245	$248
Ratios (as a percentage of average net assets):
Expenses	1.19[12]	1.14	0.22[11]	1.14	1.15[12]
Net investment income	3.09[6,12]	0.72	0.30[11]	0.74	0.31[12]
Portfolio turnover (%)	24	142[13]	11	76	38

1 Six months ended 6-30-14. Unaudited.
2 For the two-month period ended 12-31-12. The fund changed its fiscal year end from October 31 to December 31.
3 Period from 5-26-11 (commencement of operations) to 10-31-11.
4 Reflects the deduction of a $0.90 per share sales load.
5 Based on average daily shares outstanding.
6 Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.05 and 0.27% (unannualized), respectively.
7 A portion of the distributions may be deemed a capital gain distribution at year end.
8 The repurchase plan was completed at an average repurchase price of $17.38, $17.06, $15.43 and $15.95 for
94,866, 94,866, 794 shares, 200,837 shares, and 686,230 shares for the six months ended 6-30-14, the year ended
12-31-13, the two month period ended 12-31-12 and the year ended 10-31-12, respectively.
9 Less than $0.005 per share.
10 Total return based on net asset value reflects changes in fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares traded during the period.
11 Not annualized.
12 Annualized.
13 Increase in portfolio turnover rate resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.

28	Hedged Equity & Income Fund | Semiannual report	See notes to financial statements

Notes to financial statements
(unaudited)

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of US GAAP, and there have been no changes to this qualification during the periods as presented in the financial statements.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order

Semiannual report | Hedged Equity & Income Fund	29

to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of June 30, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 6-30-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$17,114,861	$8,223,381	$8,633,913	$257,567
Consumer Staples	13,969,287	8,389,226	5,580,061	—
Energy	22,341,757	16,225,856	6,115,901	—
Financials	55,011,112	29,869,866	25,141,246	—
Health Care	26,283,890	13,164,492	13,119,398	—
Industrials	22,825,081	9,751,193	13,073,888	—
Information Technology	30,385,879	23,415,137	6,832,886	137,856
Materials	19,334,485	10,157,603	9,176,882	—
Telecommunication
Services	9,352,204	2,125,323	7,226,881	—
Utilities	8,461,289	6,196,656	2,264,633	—
Preferred Securities	206,147	—	—	206,147
Corporate Bonds	36,136,105	—	36,136,105	—
Foreign Government
Obligations	105,363	—	105,363	—
Convertible Bonds	486,458	—	486,458	—
Term Loans	2,192,697	—	2,192,697	—
Short-Term Investments	4,800,000	—	4,800,000	—

Total Investments in
Securities	$269,006,615	$127,518,733	$140,886,312	$601,570
Other Financial
Instruments:
Futures	($743,506)	($743,506)	—	—
Forward Foreign
Currency Contracts	($39,785)	—	($39,785)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank

30	Hedged Equity & Income Fund | Semiannual report

in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Semiannual report | Hedged Equity & Income Fund	31

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In September 2013, the Board of Trustees amended the managed distribution plan (the Distribution Plan) increasing the quarterly distribution amount from $0.323 to $0.376 per share, effective with the December 31, 2013 distribution. Under the current Distribution Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. This fixed amount was based upon an annualized distribution rate of 8.00% of the fund’s net asset value of $18.80 on August 31, 2013 at the time the Distribution Plan was last amended.

Distributions under the Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays distributions quarterly pursuant to its Distribution Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, wash sale loss deferrals and derivative transactions.

32	Hedged Equity & Income Fund | Semiannual report

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Non-deliverable forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are in the Fund’s investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable/ payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Semiannual report | Hedged Equity & Income Fund	33

During the six months ended June 30, 2014, the fund used futures contracts to manage against anticipated changes in securities markets. During the six months ended June 30, 2014, the fund held futures contracts with notional values ranging from $40 million to $42 million, as measured at each quarter end. The following table summarizes the contracts held at June 30, 2014.

						UNREALIZED
OPEN	NUMBER OF					APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS	NOTIONAL VALUE	(DEPRECIATION)

S&P 500 Index	435	Short	Sep 2014	($41,721,194)	($42,464,700)	($743,506)
E-Mini Futures
						($743,506)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended June 30, 2014, the fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the six months ended June 30, 2014 , the fund held forward foreign currency contracts with U.S. dollar notional values ranging from $6.9 million to $8 million, as measured at each quarter end. The following table summarizes the contracts held at June 30, 2014.

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

CAD	255,000	USD	237,591	Royal Bank of	7-31-14	$1,223	—	$1,223
				Canada
EUR	256,000	USD	348,529	Deutsche Bank	7-31-14	2,048	—	2,048
				AG London
EUR	85,000	USD	115,442	Goldman Sachs	7-31-14	960	—	960
				International
EUR	203,000	USD	277,961	HSBC Bank USA	7-31-14	36	—	36
EUR	29,000	USD	39,290	HSBC Bank USA	9-17-14	431	—	431
EUR	25,000	USD	33,912	Standard	9-17-14	330	—	330
				Chartered Bank
GBP	617,000	USD	1,048,912	Royal Bank of	7-31-14	6,783	—	6,783
				Scotland PLC
USD	1,512,866	EUR	1,113,000	Bank of America,	7-31-14	—	($11,321)	(11,321)
				N.A.
USD	647,617	EUR	475,000	Morgan Stanley	7-31-14	—	(2,866)	(2,866)
				and Company
				International PLC
USD	1,261,658	EUR	932,000	Citibank N.A.	9-17-14	—	(14,890)	(14,890)

34	Hedged Equity & Income Fund | Semiannual report

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	51,285	GBP	30,000	UBS AG	7-31-14	—	($46)	($46)
USD	436,636	JPY	45,263,000	JPMorgan Chase	7-10-14	—	(10,190)	(10,190)
				Bank N.A.
USD	707,934	JPY	72,379,000	Bank of America,	8-13-14	—	(6,755)	(6,755)
				N.A.
USD	122,860	JPY	12,520,000	Bank of America,	9-17-14	—	(796)	(796)
				N.A.
USD	122,853	JPY	12,519,000	BNP Paribas SA	9-17-14	—	(793)	(793)
USD	635,537	JPY	64,745,000	Bank of America,	9-19-14	—	(3,939)	(3,939)
				N.A.
						$11,811	($51,596)	($39,785)

Currency Abbreviation

CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended June 30, 2014, the fund wrote option contracts to manage against anticipated changes in securities markets and generate income. The following table summarizes the fund’s written options activities during the six months ended June 30, 2014. There were no open written options contracts as of June 30, 2014.

		PREMIUMS
	NUMBER OF	RECEIVED
	CONTRACTS	(PAID)

Outstanding, beginning of period	370	$445,867
Options written	1,818	2,304,189
Option closed	(2,188)	(2,750,056)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	—	—

Semiannual report | Hedged Equity & Income Fund	35

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at June 30, 2014 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVE
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Receivable/payable for	Futures†	—	($743,506)
	futures

Foreign exchange	Receivable/payable for	Forward foreign	$11,811	(51,596)
contracts	forward foreign currency	currency
	exchange contracts	contracts
Total			$11,811	($795,102)

†Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2014:

				FOREIGN
	STATEMENT OF	WRITTEN	FUTURES	CURRENCY
RISK	OPERATIONS LOCATION	OPTIONS	CONTRACTS	TRANSACTIONS*	TOTAL

Equity	Net realized gain (loss)	($2,333,153)	($3,665,852)	—	($5,999,005)
contracts
Foreign	Net realized gain (loss)	—	—	$16,597	$16,597
exchange
contracts
Total		($2,333,153)	($3,665,852)	$16,597	($5,982,408)

*Realized gain/loss associated with forward foreign currency contracts in the caption Investments and foreign currency transactions on the Statement of operations.

36	Hedged Equity & Income Fund | Semiannual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2014:

				TRANSLATION
				OF ASSETS
				AND LIABILITIES
	STATEMENT OF	WRITTEN	FUTURES	IN FOREIGN
RISK	OPERATIONS LOCATION	OPTIONS	CONTRACTS	CURRENCIES*	TOTAL

Equity	Change in unrealized	$980,483	$893,176	—	$1,873,659
contracts	appreciation
	(depreciation)
Foreign	Change in unrealized	—	—	($186,181)	($186,181)
exchange	appreciation
contracts	(depreciation)
Total		$980,483	$893,176	($186,181)	$1,687,478

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption Investments and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to 1.00% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

On June 25, 2014, the Board of Trustees approved the fund’s participation in the following fee waiver/reimbursement, which is effective July 1, 2014, in which the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees

Semiannual report | Hedged Equity & Income Fund	37

incurred for the six months ended June 30, 2014 amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, pursuant to which the fund was authorized to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2012 and December 31, 2012 (based on common shares outstanding as of December 31, 2011). The fund’s share repurchase plan was renewed on December 12, 2012, pursuant to which, the fund was authorized to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2013 and December 31, 2013 (based on common shares outstanding as of December 31, 2012). On December 18, 2013, the Board renewed the share repurchase plan. As renewed, the fund may purchase in the open market, between January 1, 2014 and December 31, 2014, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2013). During the six months ended June 30, 2014 and the year ended December 31, 2013, the fund repurchased 0.69% and 0.01% of shares outstanding, respectively. The weighted average discount per share on the repurchases amounted to 10.69% and 11.09% for the six months ended June 30, 2014 and the year ended December 31, 2013. Shares repurchased and corresponding dollar amounts are included in the Statement of changes in net assets. The anti-dilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $62,068,019 and $74,377,353, respectively, for the six months ended June 30, 2014.

38	Hedged Equity & Income Fund | Semiannual report

Additional information

Unaudited

Investment objective and policy

The fund is a diversified, closed-end management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the NYSE. The fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund invests at the time of purchase at least 80% of its net assets (plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Dividends and distributions

During the six months ended June 30, 2014, distributions from net investment income totaling $0.7520 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS*

March 31, 2014	$0.3760
June 30, 2014	0.3760
Total	$0.7520

*A portion of the distributions may be deemed a capital gain distribution at year end.

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank, or other nominee for assistance.

Semiannual report | Hedged Equity & Income Fund	39

Shareholder meeting

The fund held its Annual Meeting of Shareholders on February 18, 2014. The following proposal was considered by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the 2017 Annual Meeting of Shareholders. Each Trustee was re-elected by the fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
William H. Cunningham	10,881,348.380	181,855.619
Grace K. Fey	10,857,446.036	205,737.963
Hassell H. McClellan	10,893,705.202	169,498.797
Gregory A. Russo	10,888,527.488	174,676.511

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis, Craig Bromley, Peter S. Burgess, Theron S. Hoffman, Deborah C. Jackson, James M. Oates, Steven R. Pruchansky and Warren A. Thomson.

40	Hedged Equity & Income Fund | Semiannual report

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Hedged Equity & Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by legal counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Semiannual report | Hedged Equity & Income Fund	41

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

42	Hedged Equity & Income Fund | Semiannual report

(f) the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;

(d) took into account the Advisor’s analysis of the fund’s performance; and

(e) considered the fund’s share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund underperformed its benchmark index and outperformed the peer group average for the one-year period ended December 31, 2013. The Board noted: (i) the fund’s favorable performance relative to its peer group for the one-year period; and (ii) the various changes implemented for the fund during the previous year, including changes to the fund’s investment strategies. The Board also noted that the fund had commenced the initial public offering of its shares in May 2011 and has a relatively limited performance history.

The Board concluded that the fund’s performance based on net asset value has generally outperformed the historical performance of comparable funds. The Board also concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for the fund are higher than the peer group median. The Board also noted that total expenses for the fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee and that such fee is negotiated at arm’s length. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients

Semiannual report | Hedged Equity & Income Fund	43

(including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(g) noted that the subadvisory fee for the fund are paid by the Advisor and are negotiated at arm’s length with the Subadvisor; and

(h) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. Among them, the Board noted that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and for each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal to, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit

44	Hedged Equity & Income Fund | Semiannual report

from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios that are subject to the Reimbursement.) The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board also noted that although the fund does not have breakpoints in its contractual management fee schedule, the fund’s total expenses are lower than the peer group median. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3) the subadvisory fee for the fund and to the extent available, comparative fee information proposed by an independent third party of fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Semiannual report | Hedged Equity & Income Fund	45

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the fund were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

46	Hedged Equity & Income Fund | Semiannual report

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the fund’s performance based on net asset value has generally outperformed the historical performance of comparable funds, and that the fund’s performance is being monitored and reasonably addressed, where appropriate; and

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Semiannual report | Hedged Equity & Income Fund	47

More information

Trustees	Officers	Investment advisor
James M. Oates,	Andrew G. Arnott	John Hancock Advisers, LLC
Chairperson	President
Steven R. Pruchansky,		Subadvisor
Vice Chairperson	John J. Danello	Wellington Management
Charles L. Bardelis*	Senior Vice President, Secretary,	Company LLP
Craig Bromley†	and Chief Legal Officer
Peter S. Burgess*		Custodian
William H. Cunningham	Francis V. Knox, Jr.	State Street Bank and
Grace K. Fey	Chief Compliance Officer	Trust Company
Theron S. Hoffman*
Deborah C. Jackson	Charles A. Rizzo	Transfer agent
Hassell H. McClellan	Chief Financial Officer	Computershare Shareowner
Gregory A. Russo		Services, LLC
Warren A. Thomson†	Salvatore Schiavone
	Treasurer	Legal counsel
*Member of the		K&L Gates LLP
Audit Committee
†Non-Independent Trustee		Stock symbol
Listed New York Stock
Exchange: HEQ

For shareholder assistance refer to page 39

You can also contact us:
800-852-0218	Regular mail:
jhinvestments.com	Computershare
P.O. Box 30170
College Station, TX 77842-3170

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

48	Hedged Equity & Income Fund | Semiannual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

800-852-0218
800-231-5469 TDD
800-843-0090 EASI-Line
jhinvestments.com

P15SA 6/14
MF192513	8/14

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

			Total number
			of shares
			purchased as	Maximum number of
			part of publicly	shares that may yet
	Total number of	Average price per	announced	be purchased under
Period	shares purchased	share	plans*	the plans

Jan-14	17,899	$ 17.124	17,899	1,355,339*

Feb-14	28,565	17.471	28,565	1,326,774

Mar-14	48,402	17.430	48,402	1,278,372

Apr-14	-	-	-	1,278,372

May-14	-	-	-	1,278,372

Jun-14	-	-	-	1,278,372

Total	94,866	$ 17.385

*On December 12, 2012, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund was allowed to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2013 and December 31, 2013 (based on common shares outstanding as of December 31, 2012). On December 18, 2013, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the

Repurchase Plan, the Fund was allowed to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2014 and December 31, 2014 (based on common shares outstanding as of December 31, 2013).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

(c)(3) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President

Date:	August 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President

Date:	August 6, 2014

By:	/s/ Charles A. Rizzo
---------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	August 6, 2014